UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

II-VI Incorporated

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	IIVI	Nasdaq Global Select Market
Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

II-VI Incorporated (“II-VI” or the “Company”) held a Special Meeting of Shareholders on June 24, 2021 (the “Special Meeting”) to vote on (i) a proposal to approve the issuance of shares of the Company’s common stock, no par value (“Common Stock”), pursuant to the terms of the Agreement and Plan of Merger, dated as of March 25, 2021, as may be amended from time to time, by and among the Company, Watson Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of the Company, and Coherent, Inc., a Delaware corporation (“Coherent”), in the amounts necessary to complete the merger contemplated thereby, the issuance of the Company’s Series B-2 Convertible Preferred Stock, no par value (“Series B-2 Preferred Stock”), pursuant to the terms of the Amended and Restated Investment Agreement, dated as of March 30, 2021, as may be amended from time to time (the “Investment Agreement”), by and between the Company and BCPE Watson (DE) SPV, LP, an affiliate of Bain Capital LP, and the issuance of shares of Common Stock upon any conversion of the Company’s Series B-1 Convertible Preferred Stock, no par value, or Series B-2 Preferred Stock pursuant to the terms of the Investment Agreement (collectively, the “Share Issuance Proposal”), and (ii) a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, including to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the Share Issuance Proposal (the “Adjournment Proposal”). Each of the Share Issuance Proposal and the Adjournment Proposal was described in detail in the joint proxy statement/prospectus of the Company and Coherent dated May 6, 2021 (the “Joint Proxy Statement/Prospectus”), which was first mailed to the Company’s shareholders on or about May 10, 2021.

At the Special Meeting, the Share Issuance Proposal was approved by the Company’s shareholders by the number of votes cast as set forth in the table below:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
87,387,888	589,059	57,076	N/A

Because there were sufficient votes at the Special Meeting to approve the Share Issuance Proposal, a vote was not called on the Adjournment Proposal.

Item 8.01. Other Events.

On June 24, 2021, the Company and Coherent issued a joint press release announcing the results of the voting at the Special Meeting and the special meeting of Coherent’s stockholders also held on June 24, 2021. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this communication involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

II-VI and Coherent believe that all forward-looking statements made in this document have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this communication include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the proposed transaction between II-VI and Coherent, and the remaining equity investment by an affiliate of Bain Capital, LP, including the receipt of any required shareholder and regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed transaction, including the receipt by either party of an unsolicited proposal from a third party; (iv) II-VI’s ability to finance the proposed transaction, the substantial indebtedness II-VI expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the proposed transaction; (viii) the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of II-VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (x) the ability of II-VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II-VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II-VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II-VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in research and development and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) the risks of business and economic disruption related to the currently ongoing COVID-19 outbreak and any other worldwide health epidemics or outbreaks that may arise; (xx) pricing trends, including II-VI’s and Coherent’s ability to achieve economies of scale; and/or (xxi) uncertainty as to the long-term value of II-VI common stock. Both II-VI and Coherent disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the SEC, and thereafter amended, in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II-VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II-VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither II-VI nor Coherent assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021), which includes a joint proxy statement of II-VI and Coherent and also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the Joint Proxy Statement/Prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE

PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investor.coherent.com.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated June 24, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

II-VI Incorporated

Date: June 24, 2021	By:	/s/ Jo Anne Schwendinger
Jo Anne Schwendinger
Chief Legal & Compliance Officer, Corporate Secretary